      AIM V.I.
      TELECOMMUNICATIONS FUND

--------------------------------------------------------------------------------

      Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Telecommunications Fund seeks to provide long-term growth of capital.

                                                   AIM --Registered Trademark--
      PROSPECTUS
      FEBRUARY 16, 2000

                                     This prospectus contains important
                                     information. Please
                                     read it before investing and keep it
                                     for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

                                     The Board of Directors voted to
                                     request shareholder approval of
                                     certain items. For further
                                     information on these items, see
                                     Submission of Matters to
                                     Shareholders in this prospectus.


[AIM LOGO APPEARS HERE]                 INVEST WITH DISCIPLINE
                                        --Registered Trademark--

                        --------------------------------
                        AIM V.I. TELECOMMUNICATIONS FUND
                        --------------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FUND MANAGEMENT                              3
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  3

Advisor Compensation                         3

Portfolio Managers                           3

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Purchase and Redemption of Shares            4

Pricing of Shares                            4

Taxes                                        4

Dividends and Distributions                  4

Submission of Matters to Shareholders        4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        --------------------------------
                        AIM V.I. TELECOMMUNICATIONS FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment. The fund will invest, normally, at least 65% of its total assets in common and preferred stocks and warrants to acquire such stocks issued by telecommunications companies. The fund considers a "telecommunications company" to be one that (1) derives at least 50% of its revenues or earnings from telecommunications activities, or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that develop, manufacture, or sell communications services and equipment, computer and electronic components and equipment, mobile communications, and broadcasting. The fund may invest up to 35% of its assets in debt securities issued by telecommunications companies and/or equity and debt securities of other companies the portfolio managers believe will benefit from developments in the telecommunications industry. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The fund will normally invest in the equity securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will not invest more than 40% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

  The portfolio managers allocate the fund's assets among countries, sectors and in currency denominations that are expected to provide the best opportunities for long-term growth of capital. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the common stocks in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the telecommunications industry, such as substantial government regulation. Because the fund focuses its investments in the telecommunications industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  In addition, the prices of securities issued by foreign issuers may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns.

                        --------------------------------
                        AIM V.I. TELECOMMUNICATIONS FUND
                        --------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. Total return information in the bar chart and table below may be affected by special market factors, including the fund's investments in the initial public offering markets, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year.

                                    [GRAPH]

                                              ANNUAL
YEAR ENDED                                    TOTAL
DECEMBER 31                                   RETURNS
-----------                                   -------
1994 .......................................   7.15%
1995 .......................................  23.66%
1996 .......................................  19.34%
1997 .......................................  14.56%
1998 .......................................  22.11%
1999 ....................................... 106.52%

  During the periods shown in the bar chart, the highest quarterly return was 63.10% (quarter ended December 31, 1999) and the lowest quarterly return was -23.31% (quarter ended September 30, 1998). Performance prior to October 15, 1999 was for a predecessor fund.

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                   SINCE               INCEPTION
December 31, 1999)                 1 YEAR            5 YEARS            INCEPTION              DATE
------------------------------------------------------------------------------------------------------
AIM V.I. Telecommunications
  Fund(1)                          106.52%            33.65%              29.52%             10/18/93
Standard & Poor's 500 Index(2)      21.03%            28.54%              22.89%(3)          10/31/93(3)
------------------------------------------------------------------------------------------------------

(1) Performance prior to October 15, 1999 was for a predecessor fund.
(2) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(3) The average annual total return given is since the date closest to the inception date of the fund.

                        --------------------------------
                        AIM V.I. TELECOMMUNICATIONS FUND
                        --------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive compensation from the fund calculated at the annual rate of 1.00% of the fund's daily average net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1982.

- Claude C. Cody IV, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996 he was an associate with JMB Realty.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1989.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1986.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

                        --------------------------------
                        AIM V.I. TELECOMMUNICATIONS FUND
                        --------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies.

The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually to separate accounts of participating life insurance companies.

  At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of that fund.

SUBMISSION OF MATTERS TO SHAREHOLDERS

At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. (the company), on behalf of the fund, voted to request shareholders to approve the following items that will affect the fund:

- Elect ten directors, each of whom will serve until his or her successor is elected and qualified;

- An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;

- A new advisory agreement between the company and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future);

- Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in the fund's statement of additional information;

- Changing the fund's investment objective so that it is non-fundamental. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Directors of the company without further approval by shareholders; and

- Ratify the selection of Tait, Weller & Baker as independent accountants.

The Board of Directors of the company has called a meeting of the fund's shareholders to be held on or about April 10, 2000 to vote on these and other proposals. Only shareholders of record as of January 20, 2000 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about April 17, 2000.

  The Board of Directors of the company also approved certain changes to the fund's non-fundamental investment policies. These changes would broaden the scope of the fund's primary investments to include investments in equity securities of companies in the technology industry as well as companies in the telecommunications industry. Consistent with this change, the name of the fund will change to "AIM V.I. Telecommunications and Technology Fund." This change will take effect on or about April 17, 2000.

                        --------------------------------
                        AIM V.I. TELECOMMUNICATIONS FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The table shows the financial highlights for a share of the fund outstanding during each of the fiscal years (or periods) indicated.

  This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

  Total return information in this table may be affected by special market factors, including the fund's investments in the initial public offering markets, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                YEAR ENDED DECEMBER 31,
                                                   1999            1998      1997      1996      1995
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  20.66         $ 18.40   $ 18.14   $ 16.87   $ 13.98
Income from investment operations:
  Net investment income (loss)                      (0.14)          (0.01)    (0.02)    (0.05)     0.02
  Net gains on securities (both realized and
    unrealized)                                     18.46            3.99      2.59      3.31      3.26
    Total from investment operations                18.32            3.98      2.57      3.26      3.28
Less distributions:
  Dividends from net investment income                 --              --        --     (0.02)    (0.03)
  Distributions from net realized capital gains     (6.02)          (1.72)    (2.31)    (1.97)    (0.36)
      Total distributions                           (6.02)          (1.72)    (2.31)    (1.99)    (0.39)
Net asset value, end of period                   $  32.96         $ 20.66   $ 18.40   $ 18.14   $ 16.87
Total return                                       106.52%          22.11%    14.56%    19.34%    23.66%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $108,428         $69,459   $68,186   $63,258   $50,778
Ratio of expenses to average net assets
  including interest expense:
  With waivers                                       1.27%(a)        1.17%     1.11%     1.12%     1.20%
  Without waivers                                    1.27%(a)        1.18%     1.16%     1.17%     1.26%
Ratio of expenses to average net assets
  excluding interest expense:
  With waivers                                       1.26%(a)        1.16%     1.11%     1.12%     1.20%
  Without waivers                                    1.26%(a)        1.17%     1.16%     1.17%     1.26%
Ratio of net investment income to average net
  assets:
  With waivers                                      (0.62)%(a)      (0.04)%   (0.10)%   (0.26)%    0.16%
  Without waivers                                   (0.62)%(a)      (0.05)%   (0.15)%   (0.31)%    0.10%
Ratio of interest expense to average net assets      0.01%(a)        0.01%       --        --        --
Portfolio turnover rate                               124%             73%       91%       77%       70%
-------------------------------------------------------------------------------------------------------

(a) Ratios are based on average net assets of $75,606,845.

                        --------------------------------
                        AIM V.I. TELECOMMUNICATIONS FUND
                        --------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Semiannual reports to shareholders contain additional information about the fund's investments.

  If you wish to obtain free copies of the fund's current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

  You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM V.I. Telecommunications Fund
 SEC 1940 Act file number: 811-7452
-----------------------------------


[AIM LOGO APPEARS HERE]             VI-PRO-4            INVEST WITH DISCIPLINE
                                                        --Registered Trademark--